SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  March 17, 2010

                          AVSTAR AVIATION GROUP, INC.
                          ---------------------------
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------


            Colorado                0-30503                   76-0635938
--------------------------------------------------------------------------------
(State or other jurisdiction (Commission File Number) (IRS Employer ID Number) of incorporation)

               3600 Gessner, Suite 220, Houston, Texas          77063
              (Address of principal executive offices)         (Zip Code)
            --------------------------------------------------------------------

Registrant's telephone number, including area code         (281) 710-7103
                                                   -----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [  ]     Written  communications  pursuant to Rule 425 under the Securities
              Act  (17  CFR  230.425)

     [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
              (17  CFR  240.14a-12)

     [ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
             Exchange  Act   (17  CFR  240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

     The information included in Item 5.02 of this Current Report on Form 8-K with regard to the "Employment Agreement" (as defined therein), and (to the extent that it must be reported in this Item) the information included in Item
8.01 of this Current Report on Form 8-K with regard to the grant of exclusive marketing rights by SatMAX Corporation described therein, is also incorporated by reference into this Item 1.01.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

     On March 19, 2010, AvStar Aviation Group, Inc. ("Registrant") issued 15.0 million shares of its common stock to Russell Ivy, Registrant's president and Chief Executive Officer, in connection with the re-negotiation of this officer's verbal employment agreement (including a salary reduction) and the memorialization of this agreement in writing. These shares were issued as an inducement to Mr. Ivy to enter into the written employment agreement.

     Moreover, Registrant issued an aggregate of 21.0 million shares of its common stock to three persons holding interests in a convertible promissory note in exchange for an aggregate of $52,500 of the indebtedness represented by this note. Of these shares, 14.0 million were issued near the end of March 2010, and
7.0  million  were  issued  about  the  third  week  of  April  2010.

     All of the issuances of shares described in this Item are claimed to be exempt pursuant to Rule 506 of Regulation D under the Securities Act of 1933 (the "Act"), and (in the case of the issuance to Mr. Ivy) Section 4(2) of the Act. No advertising or general solicitation was employed in offering these securities. The offering and sale was made only to accredited investors, and subsequent transfers were restricted in accordance with the requirements of the Act.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     Russell Ivy, Registrant's president and Chief Executive Officer, has entered into an employment agreement with Registrant dated March 17, 2010 (the "Employment Agreement"). The Employment Agreement has a one-year term, possibly subject to earlier termination by either Registrant or Mr. Ivy upon notice to the other. Under the Employment Agreement, Mr. Ivy is to receive an annual salary of $37,500, which represents a significant reduction from a salary that Mr. Ivy had heretofore been receiving pursuant to a verbal employment agreement. Furthermore, per the Employment Agreement, Registrant agreed to sell to Mr. Ivy,
15.0 million shares of Registrants' common stock as an inducement to Mr. Ivy to enter into the written employment agreement. Mr. Ivy is also entitled to participate in any and all employee benefit plans now existing or hereafter established for Registrant's employees, provided that he meets the eligibility criterion therefor.

ITEM 8.01 OTHER EVENTS.

     On May 17, 2010, Registrant issued a press release reporting on the grant to Registrant by SatMAX Corporation of certain exclusive marketing rights to SatMAX's communications repeaters and avionics testing equipment for the commercial helicopter industry. A copy of this press release is attached to this Form 8-K as Exhibit 99.1. This information is not "filed" pursuant to the Securities Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD. Any information in this report supercedes inconsistent or outdated information contained in earlier Regulation FD disclosures.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)               Exhibits.

Exhibit
Number       Exhibit Title

10.1 Employment Agreement dated March 17, 2010 between the Registrant and Russell Ivy
99.1 Press Release of AvStar Aviation Group, Inc. dated May 17, 2010 entitled "AAVG Signs LOI; $5 Million Contract With SatMAX Corporation."

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AVSTAR AVIATION GROUP, INC.


Date:  May 18, 2010                  /s/     Russell Ivy
                                     -------------------
                                     Russell Ivy, President and Chief Executive
                                     Officer